UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2024, Zuora, Inc., a Delaware corporation (“Zuora”), held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Zuora’s stockholders voted on five proposals, which are described in Zuora’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2024 (the “Proxy Statement”).

There were 121,680,935 shares of Class A common stock and 8,163,377 shares of Class B common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. The final results for the votes regarding each proposal are set forth below.

1.Proposal 1: Zuora's stockholders elected Kenneth A. Goldman, Joseph Osnoss, and Tien Tzuo to serve as Class III directors on Zuora's Board of Directors until the 2027 annual meeting of stockholders and until each such director's successor is duly elected and qualified or until his earlier death, resignation, disqualification, or removal. The voting results were as follows:

Name	For	Withhold	Broker Non-Votes
Kenneth A. Goldman	140,901,662	30,885,822	31,527,221
Joseph Osnoss	130,716,098	41,071,386	31,527,221
Tien Tzuo	144,157,868	27,629,616	31,527,221

2.Proposal 2: Zuora's stockholders ratified the appointment of KPMG LLP as Zuora's independent registered public accounting firm for Zuora’s fiscal year ending January 31, 2025. The voting results were as follows:

For:	201,327,386
Against:	1,128,302
Abstain:	859,017

3.Proposal 3: Zuora’s stockholders approved, on a non-binding advisory basis, the compensation paid by Zuora to its named executive officers, as disclosed in the Proxy Statement. The voting results were as follows:

For:	120,802,597
Against:	50,176,070
Abstain:	808,817
Broker Non-Votes:	31,527,221

4.Proposal 4: Zuora’s stockholders approved the amendment and restatement of Zuora’s Restated Certificate of Incorporation to provide for exculpation of certain officers of Zuora from personal liability under certain circumstances as allowed by Delaware law. The voting results were as follows:

For:	166,743,512
Against:	4,281,914
Abstain:	762,058
Broker Non-Votes:	31,527,221

5.Proposal 5: Zuora’s stockholders approved the issuance of the maximum number of shares of Zuora’s Class A common stock upon (i) conversion of $400,000,000 aggregate principal amount of our 3.95% / 5.50% Convertible Senior PIK Toggle Notes due 2029 under the related indenture and (ii) exercise of warrants to acquire up to 7,500,000 shares of Zuora’s Class A common stock was as follows. The voting results were as follows:

For:	167,803,909
Against:	3,172,826
Abstain:	810,749
Broker Non-Votes:	31,527,221

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: June 28, 2024	By:	/s/ Andrew M. Cohen
Andrew M. Cohen
Chief Legal Officer and Corporate Secretary